Exhibit 99.2

Non-binding English translation of Russian Decision on Additional Issuance of Shares

THE TEXT OF THIS DOCUMENT IN ENGLISH LANGUAGE IS A TRANSLATION PREPARED FOR INFORMATION PURPOSES ONLY. THE TRANSLATION MAY CONTAIN DISCREPANCIES AND OMISSIONS AND DOES NOT REPLACE THE RUSSIAN TEXT OF THE DOCUMENT. IN ANY AND ALL CASES THE TEXT OF THIS DOCUMENT IN RUSSIAN LANGUAGE SHALL PREVAIL.

This rights offering is made for the securities of a foreign company. The offer is subject to the disclosure requirements of a foreign country that are different from those of the United States. Financial statements included in the document, if any, have been prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the federal securities laws, since the issuer is located in a foreign country, and some or all of its officers and directors may be residents of a foreign country. You may not be able to sue the foreign company or its officers or directors in a foreign court for violations of the U.S. securities laws. It may be difficult to compel a foreign company and its affiliates to subject themselves to a U.S. court’s judgment.

Registered on 03 December 2012

State registration No.

1-01-65018-D-104D

Russian Federal Service for Financial Markets

(name of the registration authority)

(authorised person's signature)

(seal of the registration authority)

RESOLUTION ON THE ADDITIONAL ISSUE OF SECURITIES

Open Joint-Stock Company
Federal Grid Company of Unified Energy System

8,164,069,983 (Eight billion one hundred and sixty-four million sixty-nine thousand nine hundred and eighty-three) ordinary registered uncertified shares with a nominal value of fifty (50) kopecks each to be placed via public offering

Approved by the decision of the Board of Directors of Open Joint-Stock Company Federal Grid Company of Unified Energy System of November 19th, 2012 (Minutes No. 179 dated November 20th, 2012 of the Board of Directors’ Meeting) based on the decision dated November 19th, 2012 of the Board of Directors of Open Joint-Stock Company Federal Grid Company of Unified Energy System to increase the authorized capital of JSC FGC UES by placing additional shares (Minutes No. 179 dated November 20th, 2012 of the Board of Directors’ Meeting).

Issuer’s location: 5A Akademika Tchelomeya St., Moscow, Russia, 117630
Contact phone numbers (with area code): 8 (800) 200-18-81

Chairman of the Management Board		O.M. Budargin
Date: November 20th, 2012	Seal

1. Kind, category (type) of securities: registered shares
Category of shares: ordinary
The securities are not convertible securities.

2. Form of securities: uncertified

3. Information on mandatory centralized custody
For certified securities only

4. Nominal value of each security in the issue (additional issue) (rubles). The securities shall have nominal value as provided by the legislation of the Russian Federation.
0.5

5. Number of securities in the issue (additional issue):
8,164,069,983

6. Total number of previously placed securities of the issue:
1,260,386,658,740

7. Rights attached to each security of the issue (additional issue):

7.1. For ordinary shares the following provisions of the Articles of Association of the joint-stock company about the rights of holders of ordinary shares shall be specified: the right to receive declared dividends, the right to attend general shareholders’ meeting and vote on all issues falling within its competence, the right to receive a part of property of the joint-stock company in the event of its liquidation.

     Pursuant to Clause 6.2 of the Articles of Association of Open Joint-Stock Company Federal Grid Company of Unified Energy System (hereinafter referred to as JSC FGC UES, the “Company” or the “Issuer”):

“The shareholders that hold ordinary registered shares of the Company shall have the following rights:

1) to attend the General Shareholders’ Meeting in person or by proxy and to vote on all issues falling within its competence;

2) to propose items to be included in the agenda of the General Shareholders’ Meeting as provided by applicable Russian laws and these Articles of Association;

3) to obtain information on the Company’s operations and have access to its documents as provided by Article 91 of the Federal Law on Joint-Stock Companies;

4) to receive dividends declared by the Company;

5) the pre-emptive right to purchase additional shares and equity securities convertible into shares to be placed via public offering pro rata to the number of ordinary shares they own as provided by Russian laws;

6) to receive a portion of the Company’s assets in the event of its liquidation;

7) to exercise other rights as provided by Russian laws and these Articles of Association.”

The Articles of Association do not provide for the maximum number of votes of one shareholder.

7.2. Not specified for this category of securities.

7.3. Not specified for this type of securities.

7.4. Not specified for this type of securities.

7.5. The securities to be placed are not convertible securities.

8. The terms and procedure for placing securities of the issue (additional issue):

8.1. Method of securities placement: Public offering

8.2. Placement period:

The procedure for determining the placement commencement date:

     The placement commencement date shall be the day following the date of notifying the persons exercising the pre-emptive rights to purchase additionally placed securities of the possibility of exercising said rights but not earlier than two weeks after publishing a notice of the State registration of the additional issue of securities in the newswire of the Interfax information agency.

     The date of notifying persons exercising the pre-emptive right to purchase additionally placed securities of the possibility of exercising said rights shall be the later of the following events:

-	publication of the notice of the possibility of exercising the pre-emptive right in the Rossiyskaya Gazeta newspaper;

-

sending by registered mail (or personal delivery) of the last notice of the possibility of exercising the preemptive right to persons specified in the list of persons authorized to purchase additionally placed shares.

     If such placement commencement date falls on a non-business day, the placement commencement date shall be the following business day.

The procedure for determining the placement end date:

The end date of the offering shall be the eightieth (80th) day from the commencement date of the offering.

The placement period shall be determined by reference to the date of disclosure of the information on the securities issue.

The procedure for disclosing such information:

     Not later than thirty (30) days after the State registration of additionally issued securities, the Issuer shall notify the persons enjoying the pre-emptive right to purchase additionally placed securities of the possibility of exercising said rights by publishing a notice in the Rossiyskaya Gazeta newspaper and by sending it by registered mail (or personal delivery) to each person specified in the list of persons authorized to purchase additionally placed shares.

At the same time, the Issuer shall publish a notice of the possibility of exercising the pre-emptive rights to purchase shares on the web-page of the information distributor on the securities market - Interfax information agency: http://www.e-disclosure.ru/portal/company.aspx?id=379 and on the Issuer’s web site: www.fsk-ees.ru.

     Notification of the State registration of the additional issue of equity securities shall be published by the Issuer within the following time periods starting from the date said notification is published on the website of the registration authority or from the date the Issuer receives a written notice from the registration authority of the State registration of the additional issue of securities delivered by post, fax or electronic mail or served against signature, whichever is the earlier:

-	in the newswire of the Interfax information agency: not later than within one (1) day;

-	on the web-page of the information distributor on the securities market - Interfax information agency (http://www.e-disclosure.ru/portal/company.aspx?id=379): not later than within two (2) days;

-	on the Issuer’s website (http://www.fsk-ees.ru): not later than within two (2) days.

     Notification of the securities placement commencement date shall be published by the Issuer within the following time periods:

-	in the newswire of the Interfax information agency: not later than five (5) days prior to the securities placement commencement date;

-

on the web-page of the information distributor on the securities market - Interfax information agency (http://www.e-disclosure.ru/portal/company.aspx?id=379): not later than four (4) days prior to the securities placement commencement date;

-	on the Issuer’s website (http://www.fsk-ees.ru): not later than four (4) days prior to the securities placement commencement date.

     Information on the securities placement commencement date shall be disclosed by the Issuer in the form of the corporate action announcement “On Stages of the Issuer’s Securities Issue” within the following period from the securities placement commencement date:

-	in the newswire of the Interfax information agency: not later than within one (1) day;

-	on the web-page of the information distributor on the securities market - Interfax information agency (http://www.e-disclosure.ru/portal/company.aspx?id=379): not later than within two (2) days;

-	on the Issuer’s website (http://www.fsk-ees.ru): not later than within two (2) days.

8.3. Securities placement procedure

The procedure and terms for entering into civil law contracts (the procedure and terms for submitting and approving applications) during the securities placement:

     Authorized persons may exercise the pre-emptive right to purchase securities.

     Additional shares shall be offered to persons enjoying the pre-emptive right to purchase securities as provided by Clause 8.5 of this Resolution on the Additional Issue of Securities (hereinafter referred to as the Resolution on the Additional Issue of Securities) and Clause 9.3 of the Securities Issue Prospectus, which shall be registered simultaneously with the State registration of this additional share issue (hereinafter referred to as the Prospectus).

     The placement of additional shares outside the pre-emptive right shall be carried out through additional share purchase agreements (hereinafter referred to as the “Share Purchase Agreement”).

     For the purpose of Share Purchase Agreements, the Issuer shall, at the time of disclosing information on the results of exercising the pre-emptive right to purchase additional securities, publish an invitation to the general public to make offers (hereinafter referred to as the “Offers”) to purchase additional shares (hereinafter referred to as the “Invitation to make Offers” on the web-page of the information distributor on the securities market - Interfax information agency (http://www.e-disclosure.ru/portal/company.aspx?id=379) and on the Issuer’s web site (www.fsk-ees.ru).

     Upon publication by the Issuer of the Invitation to make Offers to purchase additional shares, the potential buyers of additional shares (hereinafter also referred to as the “Buyers” or “Buyer” in the singular) may make offers to purchase shares by submitting written offers to the Issuer. Offers may be submitted to the Issuer within three (3) days from the day of publishing the Invitation to make Offers (including this day). If such end date for accepting Offers falls on a non-business day, then the end date for accepting Offers shall be the following business day.

     Offers to purchase additional shares of this additional issue shall be submitted on business days from 10:00 AM to 3:00 PM (Moscow time) at the following address: bldg. 1, 32 Novorogozhskaya St., Moscow, Russia, 109544, Closed Joint-Stock Company “Registrar Company STATUS” or sent by mail at: bldg. 1, 32 Novorogozhskaya St., Moscow, Russia, 109544, CJSC STATUS.

     Each Offer shall contain the following details:

-	title: “Offer to Purchase Shares of Open Joint-stock Company Federal Grid Company of Unified Energy System”;

-	first, middle and last names of the potential Buyer (for individuals);

-	full name of the potential Buyer which is a legal entity (if applicable);

-	name of the potential Buyer which is a public law entity (Russian Federation, constituent entity of the Russian Federation, municipal entities) (if applicable);

-	taxpayer identification number of the potential Buyer (if available);

-	residence (location) of the potential Buyer;

-	for individuals: passport details (passport series, number and date of issue, issuing authority);

-

for legal entities: registration details of legal entities (including for Russian legal entities: information on the State registration of legal entities / entering in the Unified State Register of Legal Entities (date, registrar, number of the relevant certificate, Primary State Registration Number (OGRN));

-

consent of the offeror to purchase the number of securities specified in the offer at the offering price as defined by the Issuer’s Board of Directors in compliance with the Resolution on the Additional Issue of Securities and the Prospectus;

-	the number of acquired securities that can be expressed in one of the following ways:

	-	the exact number of shares in a numeric expression, which the Buyer undertakes to purchase;

-

the minimum number of shares, which the Buyer undertakes to purchase. The fact that the minimum number is specified means that the Buyer offers to purchase any number of shares but not less than the specified minimum number;

-

the maximum number of shares, which the Buyer undertakes to purchase. The fact that the maximum number is specified means that the Buyer offers to purchase any number of shares but no more than the specified maximum number;

-

the minimum and the maximum number of shares, which the Buyer undertakes to purchase. The fact that the minimum and the maximum numbers are specified means that the Buyer offers to purchase any number of shares to be placed but not less than the specified minimum number and no more than the specified maximum number;

-

information on the form of paying for shares to be placed (monetary, non-monetary or monetary and non-monetary simultaneously) and, in the event of paying for shares with non-monetary assets, the list and details of non-monetary assets (property) proposed to be contributed as payment for shares (the list of non-monetary assets that may be used to pay for shares is given in Clause 8.6. of this Resolution on the Additional Issue of Securities);

-

in the event of paying for shares with non-monetary assets, the Buyer shall specify the estimated monetary value of the relevant non-monetary assets, at which the Buyer undertakes to contribute non-monetary assets as payment for shares to be placed, provided that the monetary value of the specified non-monetary assets determined by the Issuer’s Board of Directors corresponds to the monetary value of said assets specified by the Buyer in its Offer. The Buyer may specify the monetary value in a numeric expression in Russian rubles in one of the following ways:

	-	the exact value, at which the Buyer undertakes to contribute non-monetary assets as payment for shares;

-

the minimum value, at which the Buyer undertakes to contribute non-monetary assets as payment for shares. The fact that the minimum value is specified means that the Buyer offers to contribute non-monetary assets as payment for shares at the monetary value not less than that specified by the Buyer;

-

the maximum value, at which the Buyer undertakes to contribute non-monetary assets as payment for shares. The fact that the maximum value is specified means that the Buyer offers to contribute non-monetary assets as payment for shares at the monetary value not more than that specified by the Buyer;

-

the minimum and the maximum values, at which the Buyer undertakes to contribute non-monetary assets as payment for shares. The fact that the minimum and the maximum values are specified means that the Buyer offers to contribute non-monetary assets as payment for shares at the monetary value not less than the minimum value and not more than the maximum value specified by the Buyer;

-

in the event of payment for shares with non-monetary assets, the Offer shall contain the Buyer’s statement that the Buyer undertakes (or that the Buyer does not undertake) to pay for securities with monetary funds in case the monetary value of the property (non-monetary assets) duly determined by the Issuer’s Board of Directors does not correspond to the monetary value specified by the Buyer in the Offer.

-

number of the personal account in the Issuer’s share register for the purpose of transferring shares to be purchased to such account. If shares are to be entered in the Issuer’s share register to the account of the nominee holder registered in the Issuer’s share register (hereinafter also referred to as the “First Level Depository”), the Offer shall contain the full corporate name of the First Level Depository, data on the State registration of such depository (OGRN, name of the State registration authority, date of State registration and entering of the depository in the Unified State Register of Legal Entities), custody account number of the potential Buyer of shares, number and date of the depository agreement between the First Level Depository and the potential Buyer with respect to securities to be placed.

If shares to be placed are expected to be registered with nominee holders not registered in the Issuer’s share register, it is recommended to provide the data on the name, State registration (OGRN, name of the State registration authority, date of State registration and entering in the Unified State Register of Legal Entities) for each of these nominee holders and the First Level Depository, as well as the details of all inter-depository agreements, based on which the rights to shares to be placed are planned to be recorded, custody account number of the Applicant, number and date of the depository agreement between the relevant depository and the Buyer with regard to shares to be placed;

-	the Buyer’s banking details for a possible cash refund;

-	contact details (postal address and fax number with the area code) for the purpose of sending a letter of acceptance;

-	a reference to the fact that the place of the Share Purchase Agreement to be entered into based on the Offer is Moscow.

     An Offer shall be signed by the potential Buyer (or its representative by operation of law) or a person acting on behalf of the potential Buyer by proxy; in case of legal entities an Offer shall bear a seal (if available). If an Offer is signed on behalf of the potential Buyer by its representative by operation of law or by proxy, it shall be accompanied by a document (or a notarized copy thereof) that confirms the powers of such person.

     In the event of payment for shares with immovable property, the Offer shall be accompanied by an extract from the Unified State Register of Rights to Immovable Property and Related Transactions on the rights to immovable property item. Said extract shall be generated as of no more than 30 days prior to the date of the Offer.

     An Offer may be supported by financial guarantees that secure the performance of the offeror’s obligations to pay for shares if the Issuer accepts its offer.

     If, subject to the requirements of the law, additional shares in the amount set forth in the Offer may be purchased by the offeror only with the prior consent of the anti-monopoly authority, the offeror shall attach a copy of such approval of the anti-monopoly authority to the Offer.

     The Issuer may establish a recommended form of the Offer. In this case, the Issuer shall publish such form on the web-page of the information distributor on the securities market - Interfax information agency (http://www.e-disclosure.ru/portal/company.aspx?id=379) and on the Issuer’s web site (www.fsk-ees.ru) not later than on the date of publishing the Invitation to make Offers to purchase shares.

     The Issuer shall register the submitted Offers in a special register of submitted offers (hereinafter referred to as the “Register”) on the day of their receipt.

     The Issuer’s response on acceptance of the Offer (acceptance) shall be sent to the Buyers chosen by the Issuer at its discretion from among the Buyers that made Offers in line with Clause 8.3 of the Resolution on the Additional Issue of Securities.

     The Issuer shall reject Offers if such Offers are not submitted within the period specified in this Resolution on the Additional Issue of Securities or if they do not meet the requirements established by the Russian laws, the Resolution on the Additional Issue of Securities and the Prospectus.

     In the event that the Buyer intends to pay for the shares of this additional issue with non-monetary assets (property), and the Issuer intends to accept the Buyer’s Offer, the Issuer’s Board of Directors shall, in accordance with Article 77 of the Federal Law on Joint-Stock Companies, determine the monetary value of the property contributed as payment for shares not later than twenty-six (26) days prior to the placement end date (including this date). In this case, the Issuer’s Board of Directors may determine the monetary value of the property contributed as payment for securities before the potential Buyer submits the Offer. For this purpose, the potential Buyer may, prior to submitting the Offer, send to the Issuer a notice of its intent to pay for the shares with non-monetary assets, which shall contain the following details:

–	title “Notice of intent to pay for the shares with non-monetary assets”;

–	first, middle and last names of the potential Buyer (for individuals) (if applicable);

–	full name of the potential Buyer (for legal entities) (if applicable);

–	name of the potential Buyer which is a public law entity (Russian Federation, constituent entity of the Russian Federation, municipal entities) (if applicable);

–	residence (location) of the potential Buyer;

–	number of equity securities to be acquired;

–	taxpayer identification number of the potential Buyer (if available);

–	for potential Buyers (individuals): passport details (passport series, number and date of issue, issuing authority);

–

for potential Buyers (legal entities): particulars of the State registration of a legal entity (including for Russian legal entities: information on the State registration of legal entities / entering in the Unified State Register of Legal Entities (date, registrar, number of the relevant certificate, Primary State Registration Number (OGRN));

–	contact details of the potential Buyer (postal address, telephone, fax with a long-distance code, e-mail address);

–	the list and details of non-monetary assets, which are planned to be contributed as payment for shares;

–	the monetary value (the potential Buyer’s estimate) of the relevant non-monetary assets, at which the potential Buyer intends to contribute non-monetary assets as payment for shares to be placed;

–	a statement that the notice is not an offer or an acceptance;

     The fact that the Issuer’s Board of Directors makes a decision to approve the monetary value of the property proposed to be contributed as payment for securities shall not entail the Issuer’s obligation to accept the Offer that will be later received from the specified person.

     Such notice of intent to pay for the shares with non-monetary assets may be sent to the Issuer by mail at: 5A, Akademika Chelomeya St., Moscow, Russian Federation, 117630.

     The Issuer may make a decision to accept the Offer not later than twenty-six (26) days prior to the placement end date (including this date).

     The Issuer’s letter of acceptance shall be considered as acceptance of a submitted Offer.

     A letter of acceptance shall be delivered in person to the Buyer or to its authorized representative or mailed to the Buyer at the address specified in the Offer within one (1) day following the day when the Issuer make a decision to accept the Offer. The letter of acceptance shall specify the number of approved shares out of those specified in the Offer of the potential Buyer, and, in case of payment for shares with non-monetary assets, the monetary value of assets determined by the Board of Directors.

     The date of receipt by the Buyer of the letter of acceptance shall be the earlier of:

a) the date of personal delivery of the Issuer’s letter of acceptance to the Buyer or its authorized representative; b) the date of delivery of the letter of acceptance to the Buyer by mail to the mailing address of the Buyer specified in the Offer;

     The Share Purchase Agreement shall be deemed concluded in writing on the day when the offeror receives the letter of acceptance, unless otherwise provided for by applicable laws. The place of the Share Purchase Agreement shall be Moscow (place of the Share Purchase Agreement in accordance with the Offer). At the request of the potential Buyer, the Share Purchase Agreement may be executed in writing in the form of a single document.

     The Share Purchase Agreement, under which the purchased shares are paid for with the immovable property, shall be concluded in accordance with the civil law requirements to real estate transactions.

     The Buyer may apply for signing the Share Purchase Agreement daily from 10:00 AM to 5:00 PM (Moscow time), except for Saturdays, Sundays and public holidays, at the following address: 5A, Akademika Chelomeya St., Moscow, Russian Federation, 117630. The Agreement shall be signed only after the Buyer has received the acceptance of its Offer.

     The number of additional shares specified in the Offer and approved by the Issuer shall be fully paid by the Buyers not later than four (4) days prior to the placement end date (including this date).

     The Buyer shall pay for the purchased shares in accordance with the payment terms and conditions specified in the Share Purchase Agreement and pursuant to the procedure established by Clause 8.6 of the Resolution on the Additional Issue of Securities.

     If the Buyer fails to fulfill, either entirely or partially, its payment obligations with respect to the purchased shares, the Issuer may refuse to perform its counter-obligation to transfer the shares to the Buyer.

     In case of partial discharge by the Buyer of its obligation to pay for the purchased shares, the Issuer may:

-	refuse to perform its counter-obligation to transfer the shares and return all the funds received as set forth in this Clause to the Buyer, or

-	transfer to the Buyer the shares in quantity actually paid for by the Buyer.

     If the Issuer refuses to perform its counter-obligation to transfer the shares, since the Buyer paid for the shares to be purchased only partially or paid fully but upon expiration of the above period, the funds (non-monetary assets) received as partial payment for the shares or, accordingly, the total funds (non-monetary assets) paid (transferred) by the Buyer for the shares shall be returned to the Buyer.

     In this case, movable assets shall be returned within sixty (60) days from the securities placement end date, and immovable property - within ninety (90) days from the specified date in accordance with the procedure established for cancellation of real estate transactions. Monetary assets shall be returned to the banking account specified in the Offer or, if no banking details were provided, to the banking account specified in the request for return.

     If the value of funds (non-monetary assets) transferred to the Issuer for additional shares exceeds the total cost of such additional shares, the surplus shall be returned to the Buyer by bank transfer in monetary form in rubles not later than within sixty (60) days from the securities placement end date. The funds shall be returned to the banking account specified in the Offer or, if no banking details were provided, to the banking account specified in the request for return.

     Agreements concluded with respect to the share placement may be amended and/or terminated on the grounds and in accordance with the procedure set forth in Chapter 29 of the Russian Civil Code.

     The securities are registered securities and shall be listed in the shareholder register maintained by the registrar.

The person to which the issuer delivers (sends) a transfer order authorizing to make a credit entry in the personal account of the first buyer (registrar, first buyer) and other conditions of delivery of a transfer order:

Registrar’s full corporate name: Closed Joint-Stock Company “Registrar Company STATUS”
Abbreviated corporate name: CJSC STATUS
Location: bldg. 1, 32 Novorogozhskaya St., Moscow, Russia, 109544.
License of the securities market professional to maintain share registers: No. 10-000-1-00304
Date of license issue: March 12th, 2004
License period: unlimited
Issuing authority: Federal Service for Financial Markets

     After the State registration of the additional issue of securities, the Issuer shall submit to the registrar the registered Resolution on the Additional Issue of Securities, and the additionally issued securities shall be credited to the Issuer’s custody account opened in the Issuer’s share register maintained by the registrar.

     Not later than within one (1) day following the expiration of the securities payment period specified in Clauses 8.3 and 8.6 of the Resolution on the Additional Issue of Securities and provided that the Buyer pays for the securities to be placed as set forth in Clause 8.6 of the Resolution on the Additional Issue of Securities, the Issuer shall send a transfer order to the registrar. Such transfer order shall serve as a basis for making a credit entry in the personal account of the Buyer or nominal holder specified in the Buyer’s Offer.

     The Registrar shall, not later than on the securities placement end date, debit from the Issuer’s account specified in the transfer order the respective number of securities of this additional issue and credit them to the personal account of the Buyer or the nominee holder specified by the Buyer in the Offer.

     The securities shall be deemed placed in favour of the Buyer from the date the record on transfer of securities to the personal account of the Buyer or the nominee holder specified by the Buyer in the Offer is entered into the Issuer’s share register.

     Additional shares shall be placed in favour of persons enjoying the pre-emptive right to purchase additional shares pursuant to the procedure established by Clause 8.5 of the Resolution on the Additional Issue of Securities.

     No securities shall be placed by subscription via competitive bidding.

     The Issuer shall not engage securities traders to assist with the placement of securities.

     The Issuer does not intend to place securities outside the Russian Federation by placing respective foreign securities.

     However, nothing shall limit the pre-emptive right to acquire shares, including Deutsche Bank Trust Company Americas, Inc. acting as the issuer of foreign securities certifying rights in respect of the Issuer’s shares in accordance with depository agreements dated February 29th, 2008 and instructions of depository receipt holders.

     Simultaneously with the placement of securities, there are no plans to make an offer to acquire, including outside the Russian Federation by placing respective foreign securities, earlier placed (circulating) securities of the Issuer of the same class and category (type).

     The Issuer and/or its representatives do not intend to enter into preliminary agreements providing the obligation to conclude a master agreement in the future aimed at the disposal of the securities to be placed to the first owner or receive preliminary applications for the purchase of securities to be placed. The notice of intent to pay for shares with non-monetary assets, which is provided for by this Clause, shall not be considered a preliminary application or offer.

     Pursuant to Clause 2 Article 3 of Federal Law No. 57-FZ dated April 29th, 2008 on Foreign Investments in Business Entities of Strategic Importance for National Defence and State Security, the Issuer is a business entity of strategic importance for national defence and State security. Pursuant to clause 3 Article 2 of the above-mentioned Federal Law, if transactions carried out by foreign states, international organizations or entities under their control may result in obtaining by such states, organizations or entities of direct or indirect control of more than twenty-five percent of all voting shares (stocks) forming the share capital of business entities of strategic importance for national defence and State security or may result in the right to block decisions of the governing bodies of such business entities, such transactions are subject to prior approval as provided for by this Federal Law.

     Pursuant to Clause 2 Article 8 of Federal Law No. 35-FZ dated March 26th, 2003 on Electric Power Industry, the minimum share of the Russian Federation in the authorized capital of the Issuer shall be 75% plus one voting share. Therefore, this issue does not provide for any possibility of carrying out a transaction for acquiring the direct or indirect control of more than 25% of the total amount of voting shares (stocks) in the authorized capital of the Issuer by a foreign state, international organization or entity under their control, or any possibility to block decisions of the Issuer’s governing bodies. Consequently, the conclusion of agreements for disposal of securities of this additional issue to first owners during their placement does not require any preliminary approval of such agreements in accordance with Federal Law on Foreign Investments in Business Entities of Strategic Importance for National Defence and State Security.

     According to Decree of the Russian President No. 688 dated May 21st, 2012, JSC FGC UES is entered in the list of strategic enterprises and strategic joint-stock companies, which was approved by Decree of the Russian President No. 1009 dated August 4th, 2004, with the state’s share of 79.55%.

     8.4. Securities offering price (prices) or the procedure for establishing thereof

     The share offering price, including to persons enjoying the pre-emptive right to purchase additional shares, shall be determined by JSC FGC UES’ Board of Directors in accordance with Articles 36 and 77 of the Federal Law on Joint-Stock Companies, but shall not be less than their nominal value.

     Pursuant to the decision of the Board of Directors (Minutes No. 179 dated November 20th, 2012), the share offering price, including to persons enjoying the pre-emptive right to purchase additional shares, shall be fifty (50) kopecks per one (1) additional ordinary registered share.

     8.5. The procedure for exercising the pre-emptive right to purchase securities to be placed

     Pursuant to Articles 40 and 41 of Federal Law No. 208-FZ on Joint-Stock Companies, the Issuer’s shareholders shall enjoy the pre-emptive right to purchase additional shares to be placed via public offering pro rata to the number of the Issuer’s ordinary registered shares held by such persons.

The date of compiling the list of persons enjoying the pre-emptive right to purchase the securities to be placed:

     The list of persons enjoying the pre-emptive right to purchase additionally placed shares shall be compiled based on the data of the Issuer’s shareholders register on the date of the decision of JSC FGC UES’ Board of Directors authorizing the issue of additional shares (November 19th, 2012).

     No securities shall be placed until expiration of the pre-emptive right to purchase the placed securities, other than by exercising the above pre-emptive right.

Notification of the possibility of exercising the pre-emptive right to purchase the securities to be placed:

     Not later than thirty (30) days after the State registration of additionally issued securities, the Issuer shall notify the persons enjoying the pre-emptive right to purchase additionally placed securities of the possibility of exercising said rights by publishing a notice in the Rossiyskaya Gazeta newspaper and by sending it by registered mail (or personal delivery) to each person specified in the list of persons authorized to purchase additionally placed shares.

     At the same time, the Issuer shall publish a notice of the possibility of exercising the pre-emptive rights to purchase shares on the web-page of the information distributor on the securities market - Interfax information agency: http://www.e-disclosure.ru/portal/company.aspx?id=379 and on the Issuer’s web site: www.fsk-ees.ru.

     The notice shall contain the following: information on the number of shares to be placed, the share offering price, the procedure for determining the number of securities to be purchased by each person enjoying the preemptive right to purchase such securities, the procedure for processing applications of persons enjoying the preemptive right to purchase shares, the payment procedure for shares to be purchased, time limits for exercising the pre-emptive right (hereinafter referred to as the “Pre-Emptive Right Period”).

The procedure for exercising the pre-emptive right to purchase the securities to be placed:

     The placement of additional shares in favour of the persons enjoying the pre-emptive right to purchase securities to be placed shall be performed based on written applications submitted by such persons (hereinafter referred to as the “Applicants” or “Applicant” in the singular) for the purchase of securities to be placed (hereinafter referred to as the “Applications” or “Application” in the singular) as well as on the basis of payment instruments.

     Persons enjoying the pre-emptive right to purchase securities to be placed may exercise their pre-emptive rights, either fully or partially, pro rata to the number of the Issuer’s ordinary registered shares held by such persons.

The pre-emptive right period:

     The Pre-Emptive Right Period shall be forty-five (45) days on occurrence of the later of the following events:

-	publication of the notice of the possibility of exercising the pre-emptive right in the Rossiyskaya Gazeta newspaper;

-

sending by registered mail (or personal delivery) of the last notice of the possibility of exercising the pre-emptive right to persons specified in the list of persons authorized to purchase additionally placed shares.

     The Pre-Emptive Right Period shall start from the date the Issuer fully performs its obligation to provide a notice of pre-emptive right, namely from the date of the latest of the following actions of the Issuer: publication of a notice of the possibility of exercising the pre-emptive right in the Rossiyskaya Gazeta newspaper or sending by registered mail (or personal delivery) of the last notice of the possibility of exercising the pre-emptive right to persons specified in the list of persons authorized to purchase additionally placed shares.

     No securities shall be placed until expiration of the pre-emptive right to purchase the placed securities, other than by exercising the above pre-emptive right.

     A person enjoying the pre-emptive right to purchase securities to be placed shall submit the respective Application within the Pre-Emptive Right Period.

     An Applicant may exercise its pre-emptive right either fully or partially.

     The Application shall contain the following details:

-	first, middle and last names of a shareholder that is an individual enjoying the pre-emptive right to purchase the securities to be placed;

-	full corporate name of a legal entity enjoying the pre-emptive right to purchase the securities to be placed;

-

name of a public law entity (Russian Federation, constituent entity of the Russian Federation, municipal entity) that is a shareholder enjoying the pre-emptive right to purchase the securities to be placed and the name of the state or municipal authority, in the name of which such public law entity acts;

-	residence (location) of a person enjoying the pre-emptive right to purchase the securities to be placed;

-	number of equity securities to be acquired;

The Application should also contain the following details:

-	title “Application for the Purchase of Additionally Issued Ordinary Registered Uncertified Shares of JSC FGC UES in the Exercise of Pre-Emptive Rights”;

-	taxpayer identification number of a person enjoying the pre-emptive right to purchase the securities to be placed (if available);

-	for individuals: passport details (passport series, number and date of issue, issuing authority);

-

for legal entities: particulars of the State registration of a legal entity (including for Russian legal entities: information on the State registration of legal entities / entering in the Unified State Register of Legal Entities (date, registrar, number of the relevant certificate, Primary State Registration Number (OGRN));

-

the Applicant’s personal account number in the Issuer’s share register for the purpose of transferring shares to be purchased to such account. If shares are to be entered in the Issuer’s share register to the account of the First Level Depository, the Application shall contain the name of the First Level Depository, data on the State registration of such depository (OGRN, name of State registration authority, date of State registration of the depository and its entering in the Unified State Register of Legal Entities), custody account number of the Applicant, number and date of the depository agreement between the First Level Depository and the Applicant (for securities to be placed); if shares to be placed are expected to be registered with nominee holders not registered in the Issuer’s share register, it is recommended to provide the data on the name, State registration (OGRN, name of the State registration authority, date of State registration and entering in the Unified State Register of Legal Entities) for each of these nominee holders and the First Level Depository, as well as the details of all inter-depository agreements, based on which the rights to shares to be placed are planned to be recorded, custody account number of the Applicant, number and date of the depository agreement between the relevant depository and the Applicant with regard to shares to be placed;

-	the Applicant’s banking details for the purpose of repayment;

-	Applicant’s contact details (postal address, telephone and fax with a long-distance code, e-mail address);

-	reference to the document attached to the Application certifying that the Applicant paid for the Issuer’s placed securities.

-	in the event of payment for shares with non-monetary assets:

-

the list and details of the non-monetary assets (property) contributed as payment for shares (the list of the non-monetary assets that may be used to pay for shares is provided in Clause 8.6. of this Resolution on the Additional Issue of Securities);

	-	the monetary value (according to the Applicant’s estimate) of the relevant non-monetary assets, at which the Applicant contributes non-monetary assets as payment for the shares to be placed;

-

statement that if the monetary value of the property (non-monetary assets) duly determined by the Issuer’s Board of Directors is less than the monetary value stated by the Applicant in its application, the Applicant undertakes (or that the Applicant does not undertake) to pay for the securities with monetary funds or the Applicant’s consent (absence of the Applicant’s consent) to acquire fewer shares than the number stated in the application based on the value of the property contributed as payment for shares determined by the Issuer’s Board of Directors.

     An Application shall be accompanied by a document that confirms the payment of the cost of securities.

     The Applicant shall pay for the purchased shares when and as provided by Clause 8.6 of the Resolution on the Additional Issue of Securities.

     The Issuer may establish the recommended form of the Application. In this case, such Application form shall be published on the web-page of the information distributor on the securities market - Interfax information agency (http://www.e-disclosure.ru/portal/company.aspx?id=379) and on the Issuer’s web site (www.fsk-ees.ru) not later than on the date of sending (personal delivery) the notice of the possibility of exercising the pre-emptive right or its publication in the Rossiyskaya Gazeta newspaper.

     An Application shall be signed by the person enjoying the pre-emptive right to purchase securities to be placed (or its authorized representative with an attached original or notarized copy of a duly drawn up proxy or another document that confirms the authority of the representative). In case of legal entities, an Application shall bear a seal (if available).

     The Applicant shall be liable for the accuracy of the data in the Application and for their compliance with the information contained in the Issuer’s shareholders register.

     Applications may be submitted daily from 10:00 AM to 3:00 PM (Moscow time), except for Saturdays, Sundays and public holidays at: bldg. 1, 32 Novorogozhskaya St., Moscow, Russia, 109544, Closed Joint-Stock Company, Registrar Company STATUS.

     Postal address for submission of Applications: bldg. 1, 32 Novorogozhskaya St., Moscow, Russia, 109544, Closed Joint-Stock Company, Registrar Company STATUS.

     Applications shall be registered in the Applications register, which shall specify the date of receipt of each Application.

     In the event that:

-	the Application does not meet the requirements set out in Clause 8.5 of the Resolution on the Additional Issue of Securities;

-	the Application does not allow to identify the person submitting the Application as a person enjoying the pre-emptive right to purchase the securities to be placed;

-	the Application is not accompanied by a document that certifies the payment of funds for securities;

-	the Issuer received the Application upon expiration of the Pre-Emptive Right Period,

     The Issuer shall, not later than within five (5) business days from the date of receipt of the Application, send to the Applicant a notice of the impossibility to exercise the pre-emptive right to purchase the shares under the terms specified in the Application and indicate the reasons for such impossibility.

     The Issuer shall notify the shareholder of non-acceptance of the Application by sending a notice to the postal address specified in the Application.

     The notice shall provide the possibility of reapplying before the expiration of the Pre-Emptive Right Period. If the Issuer rejects the Application, the funds (non-monetary assets) received by the Issuer for the shares shall be repaid to the Applicant. In this case, movable assets shall be returned within 60 (sixty) days upon expiration of the Pre-Emptive Right Period and immovable assets – within 90 (ninety) days upon the specified date according to the procedure established for termination of real estate business. Monetary assets shall be returned to the banking account specified in the Application or, if no banking details were provided, to the banking account specified in the request for return.

     If the number of the shares specified in the Application is less than the number of the shares paid for in accordance with the payment document for the shares to be placed, such Application shall be accepted by the Issuer to the extent of the number of the shares specified in the Application. In this case, the Issuer shall, not later than within sixty (60) days from the date of expiration of the Pre-Emptive Right Period, repay to the Applicant the amount exceeding the value of the shares specified in the Application by bank transfer to the banking account specified in the Application or, if no such details were provided, to the banking account specified in the request for refund.

     If the number of the shares specified in the Application exceeds the number of shares paid for in accordance with the payment document for the shares to be placed, the Applicant shall be deemed to have exercised the preemptive right to purchase the shares to the extent of the paid shares.

     If the number of the shares specified in the Application exceeds the number of the shares which the Applicant is authorized to purchase, the Application shall be considered accepted, subject to the observance of all other conditions, to the extent of the maximum possible number of whole shares for the relevant person in accordance with the calculation procedure given below. In this case, the Issuer shall, not later than within sixty (60) days from the date of expiration of the Pre-Emptive Right Period, repay to the Applicant the funds exceeding the cost of the maximum possible number of whole shares which may be purchased by the person exercising the pre-emptive right by bank transfer to the banking account specified in the Application or, if no such details are specified in the Application, to the account specified in the request for refund.

     The maximum number of the shares which may be purchased by a person exercising the pre-emptive right to purchase such shares shall be proportionate to the number of the Issuer’s ordinary shares held by such person as of November 19th, 2012 (the date of the decision of JSC FGC UES’ Board of Directors authorizing to place additional shares) and shall be determined according to the following formula:

K=S*(8,164,069,983/1,260,386,658,740), where

K is the maximum number of shares of this additional issue which may be purchased by a person enjoying the preemptive right to purchase such shares;

S is the number of the Issuer’s ordinary shares owned by a person enjoying the pre-emptive right to purchase shares as of November 19th, 2012 (the date of the decision of JSC FGC UES’ Board of Directors authorizing to place additional shares);

8,164,069,983 is the number of shares to be placed;

1,260,386,658,740 is the number of placed ordinary shares as of November 19th, 2012 (the date of the decision of JSC FGC UES’ Board of Directors authorizing to place additional shares).

     If the calculation of the number of the additionally placed shares in respect of which the person enjoying the pre-emptive right to purchase shares may exercise such right results in a fractional number, such person may purchase a portion of an additionally placed share (a fractional share) corresponding to the fractional part of the resulting number.

     A fractional share shall provide its holder with the same rights as attached to shares of the same category, but to the extent of the portion of the whole share it represents.

     Fractional shares shall circulate along with whole shares.

     The rights to fractional shares shall be registered in the registry system on personal accounts of registered persons without rounding.

     The share purchase agreement to be concluded with the person exercising the pre-emptive right to purchase the shares to be placed shall be deemed in effect from the date the Issuer receives the Application accompanied by a document that confirms the payment for the securities.

     If an Application with the attached payment documents for the shares is submitted to the Issuer before the date of commencement of the additional placement of shares, the date of the Share Purchase Agreement shall be the date of commencement of the additional placement of the shares of this issue.

     Upon mutual consent of the parties as provided by Article 434 of the Russian Civil Code, the Share Purchase Agreement with a person enjoying the pre-emptive right to purchase the securities to be placed may be signed in the agreed number of counterparts which shall be considered one and the same document.

     The Applicant may apply for signing the Share Purchase Agreement during the Pre-Emptive Right Period daily from 10:00 AM to 5:00 PM (Moscow time), except for Saturdays, Sundays and public holidays at: 5A, Akademika Chelomeya St., Moscow, Russian Federation, 117630, JSC FGC UES. The agreement shall be signed no later than within five (5) days from the date of the Applicant’s Application.

     No shares purchased as a result of exercising the pre-emptive right to purchase the shares of this additional issue shall be credited, unless they have been paid in full.

     Not later than within one (1) day from the expiration of the Pre-Emptive Right Period, the Issuer shall send to its registrar a transfer order authorizing to make a credit entry in the personal account of the Applicant or nominee holder specified in the Applicant’s Application.

     The Registrar shall, not later than within three (3) business days from the date of the transfer order, debit from the Issuer’s account the respective number of securities of the additional issue and credit them to the personal account of the Applicant or the nominee holder specified by the Applicant in the Application.

     The securities shall be deemed placed from the date of entry of the record on transfer of securities to the personal account of the person exercising the pre-emptive right or the nominee holder designated by such person in the Application.

     No securities shall be placed until expiration of the pre-emptive right to purchase the placed securities, other than by exercising the above pre-emptive right.

The procedure for summarizing the results of exercising the pre-emptive right to purchase the securities to be placed:

     To determine the number of shares placed as a result of exercising the pre-emptive right to their purchase, the Issuer shall, within five (5) days from expiration of the Pre-Emptive Right Period, summarize the results of exercising the pre-emptive right and determine the number of shares to be placed via public offering to the general public.

The procedure for disclosing information on the results of exercising the pre-emptive right to purchase the securities to be placed:

Within one (1) day after summing up the results of exercising the pre-emptive right to purchase the shares, the Issuer shall disclose the relevant information in the newswire of the Interfax information agency, on the web-page of the information distributor on the securities market - Interfax information agency (http://www.e-disclosure.ru/portal/company.aspx?id=379) and on the Issuer’s web site (www.fsk-ees.ru). Such information shall specify the following:

-	kind, category (type) and form of securities to be placed;

-	securities offering price;

-	actual commencement and end dates of the pre-emptive right;

-	actual number of securities placed in favour of persons included in the list of persons enjoying the pre-emptive right to purchase additional shares;

-	number of shares to be offered to the general public.

8.6. Securities payment terms and procedure.

     Payments shall be made in monetary form.

Securities payment terms and procedure:

     Buyers/Applicants may pay for the shares by bank transfer in the currency of the Russian Federation.

     The securities of this additional issue shall be placed only upon their full payment.

     The obligation to pay for the shares to be placed with funds shall be considered fulfilled on the date the funds are available on the Issuer’s settlement account.

     The shares shall be credited to the personal accounts of the Buyers/Applicants (personal accounts of nominee holders specified by the Buyers/Applicants) in the Issuer’s share register only upon their full payment and not later than on the shares placement end date.

Payment period:

     The shares placed in accordance with the pre-emptive right of purchase shall be paid for in money terms on or before the date of submitting the application for purchase of the shares to be placed.

     If the shares are placed outside the pre-emptive right, such shares shall be fully paid by the Buyers who received a letter of acceptance not later than four (4) business days prior to the placement end date (including the placement end date).

     No cash settlements shall be made.

     Settlements shall be made in the form of non-cash payments.

Form of non-cash payments: settlements by payment orders
Information on the credit institution
Full name of the credit institution: Open Joint-Stock Company Sberbank of Russia (branch: the Moscow Bank of OJSC Sberbank of Russia)
Abbreviated name: OJSC Sberbank of Russia (branch: the Moscow Bank of OJSC Sberbank of Russia)
Location: Bank’s registered address: 19 Vavilova Street, Moscow, Russia, 117997
Bank’s branch address: 14 Shosse Entuziastov, Moscow, Russia, 111024
Settl. acc. No. 40702810238120004221 corr. acc. No. 30101810400000000225
BIC: 044525225
INN: 7707083893
KPP: 775003035

     Non-monetary payments are also possible.

     List of the assets that may be used to pay for securities of the issue:

     Power grid facilities located within the Khabarovsk Territory and entered into the Register of power grid facilities included in the unified nation-wide (All-Russia) power grid in accordance with Russian Government Resolution No. 648 dated October 28th, 2003, as well as the property owned by the entity that pays for additional shares with the above power grid facilities forming their integral technical part or related to their operation and service (hereinafter referred to as the “Power Grid Facilities”).

Payment terms and documents executed under such payment:

     Additional shares to be placed may be paid for, at the Buyer’s/Applicant’s discretion, using both one and multiple forms envisaged by this Resolution on the Additional Issue of Securities and the Prospectus in compliance with the payment procedure established for each type of property accepted as payment for additional shares to be placed by the Issuer.

     The securities of this additional issue shall be placed only upon their full payment.

     The obligation to pay for the shares with non-monetary assets shall be considered discharged as from the transfer of the non-monetary assets specified below and in Clause 2.6. of the Prospectus to the Issuer.

     The shares to be placed shall be paid for with non-monetary assets (Power Grid Facilities):

-

in case of payment for the shares with movable assets that do not require the State registration - by signing the delivery-acceptance certificate by the Issuer and the Buyer/Applicant. In this case, the date of payment for the shares of additional issue shall be the date of signing the specified delivery-acceptance certificate.

-

in case of payment for the shares with immovable property - by signing the delivery-acceptance certificate by the Issuer and the Buyer/Applicant, which is drawn up in accordance with the requirements of laws on the State registration of rights to immovable property and related transactions, and the State registration of the right to immovable property. In this case, the date of payment for the shares of additional issue shall be the date of the State registration of transfer of title to the immovable property to the Issuer.

     Documents executed in case of payment for shares with non-monetary assets:

-

in case of payment for the additional shares with immovable property - an extract from the Unified State Register of Rights to Immovable Property and Related Transactions that confirms the Issuer’s title to the immovable property transferred by the Buyer/Applicant as payment for the additional shares, certificate of title to the relevant immovable property, agreement(s), based on which an entry on the Issuer’s title to the relevant immovable property is made into the Unified State Register of Rights to Immovable Property, delivery-acceptance certificate(s).

-

in case of payment for the additional shares with movable assets - the delivery-acceptance certificate signed by the Issuer and the Buyer/Applicant with respect to the assets transferred by the Buyer/Applicant as payment for the additional shares.

     The shares shall be credited to the personal accounts of the Buyers/Applicants (personal accounts of nominee holders specified by the Buyers/Applicants) in the Issuer’s share register only upon their full payment and not later than on the shares placement end date.

     The shares placed in accordance with the pre-emptive right of purchase shall be paid for with non-monetary assets on or before the date of submitting the application for purchase of the shares to be placed.

     If the shares are placed outside the pre-emptive right, such shares shall be fully paid by the Buyers who received a letter of acceptance not later than four (4) days prior to the placement end date (including the placement end date).

     If, in case of payment for shares with non-monetary assets, the value of assets transferred by the Buyer/Applicant as payment for the additional shares is less than the value of the additional shares ordered by the Buyer/Applicant, the Buyer/Applicant may pay the difference between the value of the additional shares ordered by the Buyer/Applicant and the value of the contributed assets with monetary funds in Russian rubles.

     In case the Buyer/Applicant fails to pay the specified difference within the period prescribed for the payment of the additional shares, the Issuer may:

-	refuse to perform its counter-obligation to transfer the shares and return all the funds received as set forth in this Clause to the Buyer, or

-

transfer to the Buyer the shares in quantity actually paid for by the Buyer. In the latter case, a share purchase agreement shall be deemed amended upon making an entry in the personal account of the Buyer/Applicant (personal account of the nominee holder specified by the Buyer/Applicant in the Offer/Application) on the transfer of the paid number of shares.

Information on appraiser(-s) engaged to determine the market value of assets contributed as payment for securities to be placed:

No.	First, middle and last	Full name and location of the self-regulatory	Full and abbreviated
	names of appraiser	organization of appraisers, number and date of the	names and location of
		appraiser’s registration in the register of the self-	the legal entity with
		regulatory organization of appraisers	which the appraiser
concluded an
employment agreement,
OGRN of such legal
entity
1.	Antonov Alexey Pavlovich

Non-Profit Partnership Self-Regulatory Organization of Appraisers “Community of Professional Appraisers”
190000, St. Petersburg
Grivtsov Lane, 5, office 233.
Registration No. 0323 dated December 11th, 2009

Limited Liability Company “Lair” (LLC “Lair”) 51 Shpalernaya St., St. Petersburg, Russia, 191015, office 326 OGRN 1027807581141
2.	Antropova Asya Yuryevna

Inter-Regional Self-Regulatory Non-Profit Organization – Non-Profit Partnership “Association of Professional Experts and Appraisers”
125167, Moscow, 4th Street of 8th March,
6A
Registration No. 295.31 dated December 12th, 2007

3.	Akimov Maxim Yuryevich	Non-Profit Partnership Self-Regulatory Organization of Appraisers “Community of Professional Appraisers”
5, office 233, 5 Grivtsov Lane, St. Petersburg, Russia, 190000
		Registration No. 0004 dated November 20th, 2009	Limited Liability Company “Lair” (LLC “Lair”) 51 Shpalernaya St., St. Petersburg, Russia, 191015, office 326 OGRN 1027807581141
4.	Akimov Yury Konstantinovich

Inter-Regional Self-Regulatory Non-Profit Organization – Non-Profit Partnership “Association of Professional Experts and Appraisers”
125167, Moscow, 4th Street of 8th March,
6A
Registration No. 270.78 dated December 11th, 2007

No.	First, middle and last	Full name and location of the self-regulatory	Full and abbreviated
	names of appraiser	organization of appraisers, number and date of the	names and location of
		appraiser’s registration in the register of the self-	the legal entity with
		regulatory organization of appraisers	which the appraiser
concluded an
employment agreement,
OGRN of such legal
entity
5.	Aronson Grigory Alexandrovich

Inter-Regional Self-Regulatory Non-Profit Organization – Non-Profit Partnership “Association of Professional Experts and Appraisers”
125167, Moscow, 4th Street of 8th March,
6A
Registration No. 274.78
dated December 11th, 2007

Limited Liability Company “Lair” (LLC “Lair”) 51 Shpalernaya St., St. Petersburg, Russia, 191015, office 326 OGRN 1027807581141
6.	Baranova Anna Andreyevna

Non-Profit Partnership Self-Regulatory Organization of Appraisers “Community of Professional Appraisers”
190000, St. Petersburg
Grivtsov Lane, 5, office 233.
Registration No. 0020 dated November 20th, 2009

7.	Rybaltover Anastasia Sergeyevna

Non-Profit Partnership Self-Regulatory Organization of Appraisers “Community of Professional Appraisers”
190000, St. Petersburg
Grivtsov Lane, 5, office 233.
Registration No. 0023 dated November 20th, 2009

Limited Liability Company “Lair” (LLC “Lair”) 51 Shpalernaya St., St. Petersburg, Russia, 191015, office 326 OGRN 1027807581141
8.	Biryukova Yekaterina Anatolyevna	Non-Profit Partnership “Community of Appraisers “SMAO” 74A Leningradskiy Prospect, Moscow, Russia, 125315; business center “Sokol Center”, 2nd floor. Registration No. 1594 dated January 22nd, 2008
9.	Bondareva Natalia Petrovna

Inter-Regional Self-Regulatory Non-Profit Organization – Non-Profit Partnership “Association of Professional Experts and Appraisers”
125167, Moscow, 4th Street of 8th March,
6A
Registration No. 275.46 dated December 11th, 2007

Limited Liability Company “Lair” (LLC “Lair”) 51 Shpalernaya St., St. Petersburg, Russia, 191015, office 326 OGRN 1027807581141
10.	Vagarovskaya Kseniya Yevgenyevna

Inter-Regional Self-Regulatory Non-Profit Organization – Non-Profit Partnership “Association of Professional Experts and Appraisers”
125167, Moscow, 4th Street of 8th March,
6A
Registration No. 880.47 dated June 26th, 2009

11.	Vorobyeva Natalia Alexandrovna

Inter-Regional Self-Regulatory Non-Profit Organization – Non-Profit Partnership “Association of Professional Experts and Appraisers”
125167, Moscow, 4th Street of 8th March,
6A
Registration No. 310.78 dated December 12th, 2007

Limited Liability Company “Lair” (LLC “Lair”) 51 Shpalernaya St., St. Petersburg, Russia, 191015, office 326 OGRN 1027807581141
12.	Matveyeva Olga Dmitriyevna

Non-Profit Partnership Self-Regulatory Organization of Appraisers “Community of Professional Appraisers”
190000, St. Petersburg
Grivtsov Lane, 5, office 233.
Registration No. 0057 dated November 20th, 2009

No.	First, middle and last	Full name and location of the self-regulatory	Full and abbreviated
	names of appraiser	organization of appraisers, number and date of the	names and location of
		appraiser’s registration in the register of the self-	the legal entity with
		regulatory organization of appraisers	which the appraiser
concluded an
employment agreement,
OGRN of such legal
entity
13.	Golubeva Svetlana Sergeyevna

Non-Profit Partnership Self-Regulatory Organization of Appraisers “Community of Professional Appraisers”
5, office 233, 5 Grivtsov Lane, St. Petersburg, Russia, 190000
Registration No. 0066 dated November 20th, 2009

Limited Liability Company “Lair” (LLC “Lair”) 51 Shpalernaya St., St. Petersburg, Russia, 191015, office 326 OGRN 1027807581141
14.	Gorst Elena Nikolayevna

Non-Profit Partnership Self-Regulatory Organization of Appraisers “Community of Professional Appraisers”
5, office 233, 5 Grivtsov Lane, St. Petersburg, Russia, 190000
Registration No. 0073 dated November 20th, 2009

15.	Grechkina Natalia Vladimirovna

Inter-Regional Self-Regulatory Non-Profit Organization – Non-Profit Partnership “Association of Professional Experts and Appraisers”
125167, Moscow, 4th Street of 8th March,
6A
Registration No. 294.78 dated December 12th, 2007

Limited Liability Company “Lair” (LLC “Lair”) 51 Shpalernaya St., St. Petersburg, Russia, 191015, office 326 OGRN 1027807581141
16.	Guseva Irina Vasilyevna	Non-Profit Partnership “Self-Regulatory Organization “National Panel of Appraisers” 34 “V” Sofiyskaya Naberezhnaya, Moscow, Russia, 115035 Registration No. 00009 dated January 17th, 2008
17.	Denisenko Elena Vitalyevna

Inter-Regional Self-Regulatory Non-Profit Organization - Non-Profit Partnership “Association of Professional Experts and Appraisers” 6A 4th Street of 8th March, Moscow, Russia, 125167
Registration No. 267.78 dated December 11th, 2007

18.	Drambovich Nikita Nikolayevich	Non-Profit Partnership “Community of Appraisers “SMAO” 74A Leningradskiy Prospect, Moscow, Russia, 125315; business center “Sokol Center”, 2nd floor. Registration No. 406 dated July 6th, 2007	Limited Liability Company “Lair” (LLC “Lair”) 51 Shpalernaya St., St. Petersburg, Russia, 191015, office 326 OGRN 1027807581141
19.	Zhavoronkova Victoria Yuryevna

Non-Profit Partnership Self-Regulatory Organization of Appraisers “Community of Professional Appraisers”
office 233, 5 Grivtsov Lane, St. Petersburg, Russia, 190000
Registration No. 0089 dated November 20th, 2009

20.	Karelina Tatyana Mikhailovna

Non-Profit Partnership Self-Regulatory Organization of Appraisers “Community of Professional Appraisers”
190000, St. Petersburg
Grivtsov Lane, 5, office 233.
Registration No. 0112 dated November 20th, 2009

Limited Liability Company “Lair” (LLC “Lair”) 51 Shpalernaya St., St. Petersburg, Russia, 191015, office 326 OGRN 1027807581141
21.	Kovaleva Tatyana Valeryevna	Non-Profit Partnership “Self-Regulatory Organization “National Panel of Appraisers” 34 “V” Sofiyskaya Naberezhnaya, Moscow, Russia, 115035 Registration No. 01259 dated May 19th, 2008

No.	First, middle and last	Full name and location of the self-regulatory	Full and abbreviated
	names of appraiser	organization of appraisers, number and date of the	names and location of
		appraiser’s registration in the register of the self-	the legal entity with
		regulatory organization of appraisers	which the appraiser
concluded an
employment agreement,
OGRN of such legal
entity
22.	Kovrova Olga Yevgenyevna	Non-Profit Partnership “Community of Appraisers “SMAO” 74A Leningradskiy Prospect, Moscow, Russia, 125315; business center “Sokol Center”, 2nd floor. Registration No. 2737 dated October 22nd, 2008	Limited Liability Company “Lair” (LLC “Lair”) 51 Shpalernaya St., St. Petersburg, Russia, 191015, office 326 OGRN 1027807581141
23.	Koshev Alexander Nikolayevich

Inter-Regional Self-Regulatory Non-Profit Organization - Non-Profit Partnership “Association of Professional Experts and Appraisers” 6A 4th Street of 8th March, Moscow, Russia, 125167
Registration No. 309.78 dated December 12th, 2007

24.	Pechenkin Dmitry Vladimirovich	Non-Profit Partnership “Community of Appraisers “SMAO”, 74A Leningradskiy Prospect, Moscow, Russia, 125315; business center “Sokol Center”, 2nd floor. Registration No. 865 dated October 8th, 2007

Limited Liability
Company “Institute for
Appraisal of Property
and Financial
Operations” (LLC
“Appraisal Institute”)
634061, Tomsk, pr.
Frunze, 96 “a”

Moscow branch:
121170, Moscow
General Yermolov St., 2
OGRN 1027000867750

25.	Golyshev Artem Andreyevich	Non-Profit Partnership “Community of Appraisers “SMAO”, 74A Leningradskiy Prospect, Moscow, Russia, 125315; business center “Sokol Center”, 2nd floor. Registration No. 559 dated August 2nd, 2007
26.	Polyakova Elena Vladimirovna	Non-Profit Partnership “Community of Appraisers “SMAO”, 74A Leningradskiy Prospect, Moscow, Russia, 125315; business center “Sokol Center”, 2nd floor. Registration No. 2353 dated May 19th, 2008
27.	Boyarov Vasily Vasilyevich	Non-Profit Partnership of Appraisers “Expert Council”, bldg. 2, 2/1, Tryochsvyatitelskiy Bolshoi Per., Moscow, Russia Registration No. 0036 dated October 20th, 2010
28.	Nikitina Yevgeniya Nikolayevna	Non-Profit Partnership “Community of Appraisers “SMAO”, 74A Leningradskiy Prospect, Moscow, Russia, 125315; business center “Sokol Center”, 2nd floor. Registration No. 3220 dated October 21st, 2010
29.	Patskalev Alexander Fedorovich	All-Russian Public Organization “Russian Appraisers Association” office 5, 2A 1st Basmanny per., Moscow, Russia, 105066 Registration No. 000012 dated July 9th, 2007	Limited Liability Company “CO- INVEST” (LLC “CO-INVEST”) 119571, Moscow, pr. Vernadskogo, 92, bldg. 1, office XVI OGRN 1027700556047
30.	Kolevatykh Vladimir Leonidovich	All-Russian Public Organization “Russian Appraisers Association” office 5, 2A 1st Basmanny per., Moscow, Russia, 105066 Registration No. 004027 dated March 18th, 2008
31.	Artemenkov Igor Lvovich	All-Russian Public Organization “Russian Appraisers Association” office 5, 2A 1st Basmanny per., Moscow, Russia, 105066 Registration No. 00002 dated July 9th, 2007	Closed Joint-Stock Company “International Appraisal Center” (CJSC “IAC”) bldg. 1, 21 Novaya Basmannaya St., Moscow, Russia, 107078 OGRN 1027739313766
32.	Pavlovskiy Alexey Yuryevich	All-Russian Public Organization “Russian Appraisers Association” office 5, 2A 1st Basmanny per., Moscow, Russia, 105066 Registration No. 002244 dated December 24th, 2007

No.	First, middle and last	Full name and location of the self-regulatory	Full and abbreviated
	names of appraiser	organization of appraisers, number and date of the	names and location of
		appraiser’s registration in the register of the self-	the legal entity with
		regulatory organization of appraisers	which the appraiser
concluded an
employment agreement,
OGRN of such legal
entity
33.	Baranova Elena Sergeyevna	Non-Profit Partnership “Self-Regulatory Organization “National Panel of Appraisers” 34 “V” Sofiyskaya Naberezhnaya, Moscow, Russia, 115035. Registration No. 00932 dated January 14th, 2008	Closed Joint-Stock Company “RUSSIAN APPRAISAL” (CJSC “ROSOTSENKA”) 123007, Moscow Horoshevskoye Shosse, 32A OGRN 1027700423915
34.	Vorontsova Olga Sergeyevna	All-Russian Public Organization “Russian Appraisers Association” office 5, 2A 1st Basmanny per., Moscow, Russia, 105066; Registration No. 001281 dated October 24th, 2007	Closed Joint-Stock Company “RUSSIAN APPRAISAL” (CJSC “ROSOTSENKA”) 123007, Moscow Horoshevskoye Shosse, 32A OGRN 1027700423915
35.	Ginzburg Tatyana Mikhailovna	Non-Profit Partnership “Self-Regulatory Organization “National Panel of Appraisers” 34 “V” Sofiyskaya Naberezhnaya, Moscow, Russia, 115035. Registration No. 01964 dated February 27th, 2010
36.	Goncharov Dmitry Sergeyevich	Non-Profit Partnership “Self-Regulatory Organization “National Panel of Appraisers” 34 “V” Sofiyskaya Naberezhnaya, Moscow, Russia, 115035. Registration No. 01862 dated May 27th, 2009
37.	Gorbaty Vadim Valentinovich	Non-Profit Partnership “Self-Regulatory Organization “National Panel of Appraisers” 34 “V” Sofiyskaya Naberezhnaya, Moscow, Russia, 115035. Registration No. 01990 dated June 18th, 2010	Closed Joint-Stock Company “RUSSIAN APPRAISAL” (CJSC “ROSOTSENKA”) 123007, Moscow Horoshevskoye Shosse, 32A OGRN 1027700423915
38.	Dmitryeva Elena Borisovna	Non-Profit Partnership “Self-Regulatory Organization “National Panel of Appraisers” 34 “V” Sofiyskaya Naberezhnaya, Moscow, Russia, 115035. Registration No. 00933 dated January 14th, 2008
39.	Ivanov Alexander Sergeyevich	Non-Profit Partnership “Self-Regulatory Organization “National Panel of Appraisers” 34 “V” Sofiyskaya Naberezhnaya, Moscow, Russia, 115035. Registration No. 00004 dated December 24th, 2007
40.	Inogamov Sergey Fayzullayevich	All-Russian Public Organization “Russian Appraisers Association” office 5, 2A 1st Basmanny per., Moscow, Russia, 105066; Registration No. 001282 dated October 24th, 2007	Closed Joint-Stock Company “RUSSIAN APPRAISAL” (CJSC “ROSOTSENKA”) 123007, Moscow Horoshevskoye Shosse, 32A OGRN 1027700423915
41.	Knyazeva Tatyana Alexeyevna	Non-Profit Partnership “Self-Regulatory Organization “National Panel of Appraisers” 34 “V” Sofiyskaya Naberezhnaya, Moscow, Russia, 115035. Registration No. 01466 dated March 13th, 2008
42.	Kuvaldin Dmitry Andreyevich	Non-Profit Partnership “Self-Regulatory Organization “National Panel of Appraisers” 34 “V” Sofiyskaya Naberezhnaya, Moscow, Russia, 115035. Registration No. 00003 dated December 24th, 2007

No.	First, middle and last	Full name and location of the self-regulatory	Full and abbreviated
	names of appraiser	organization of appraisers, number and date of the	names and location of
		appraiser’s registration in the register of the self-	the legal entity with
		regulatory organization of appraisers	which the appraiser
concluded an
employment agreement,
OGRN of such legal
entity
43.	Kucher Dmitry Dmitriyevich	Non-Profit Partnership “Self-Regulatory Organization “National Panel of Appraisers” 34 “V” Sofiyskaya Naberezhnaya, Moscow, Russia, 115035. Registration No. 01294 dated January 31st, 2008	Closed Joint-Stock Company “RUSSIAN APPRAISAL” (CJSC “ROSOTSENKA”) 123007, Moscow Horoshevskoye Shosse, 32A OGRN 1027700423915
44.	Landa Leonid Petrovich	Non-Profit Partnership “Self-Regulatory Organization “National Panel of Appraisers” 34 “V” Sofiyskaya Naberezhnaya, Moscow, Russia, 115035. Registration No. 00010 dated December 24th, 2007
45.	Madekina Elena Pavlovna	Non-Profit Partnership “Self-Regulatory Organization “National Panel of Appraisers” 34 “V” Sofiyskaya Naberezhnaya, Moscow, Russia, 115035. Registration No. 00934 dated January 14th, 2008
46.	Martemyanov Alexey Vladimirovich	Non-Profit Partnership “Self-Regulatory Organization “National Panel of Appraisers” 34 “V” Sofiyskaya Naberezhnaya, Moscow, Russia, 115035. Registration No. 01293 dated January 31st, 2008	Closed Joint-Stock Company “RUSSIAN APPRAISAL” (CJSC “ROSOTSENKA”) 123007, Moscow Horoshevskoye Shosse, 32A OGRN 1027700423915
47.	Panina Marina Mikhailovna	Non-Profit Partnership “Self-Regulatory Organization “National Panel of Appraisers” 34 “V” Sofiyskaya Naberezhnaya, Moscow, Russia, 115035. Registration No. 01295 dated January 31st, 2008
48.	Pisarev Andrey Viktorovich	Non-Profit Partnership “Self-Regulatory Organization “National Panel of Appraisers” 34 “V” Sofiyskaya Naberezhnaya, Moscow, Russia, 115035. Registration No. 00935 dated December 24th, 2007
49.	Salman Zulfiya Husainovna	Non-Profit Partnership “Self-Regulatory Organization “National Panel of Appraisers” 34 “V” Sofiyskaya Naberezhnaya, Moscow, Russia, 115035. Registration No. 01877 dated June 18th, 2009	Closed Joint-Stock Company “RUSSIAN APPRAISAL” (CJSC “ROSOTSENKA”) 123007, Moscow Horoshevskoye Shosse, 32A OGRN 1027700423915
50.	Stanyukovich Vladimir Nikolayevich	Non-Profit Partnership “Self-Regulatory Organization “National Panel of Appraisers” 34 “V” Sofiyskaya Naberezhnaya, Moscow, Russia, 115035. Registration No. 00931 dated December 24th, 2007
51.	Tishakov Sergey Leontyevich	Non-Profit Partnership “Self-Regulatory Organization “National Panel of Appraisers” 34 “V” Sofiyskaya Naberezhnaya, Moscow, Russia, 115035. Registration No. 00930 dated December 24th, 2007

No.	First, middle and last	Full name and location of the self-regulatory	Full and abbreviated
	names of appraiser	organization of appraisers, number and date of the	names and location of
		appraiser’s registration in the register of the self-	the legal entity with
		regulatory organization of appraisers	which the appraiser
concluded an
employment agreement,
OGRN of such legal
entity
52.	Usinova Venera Iskanderovna	Non-Profit Partnership “Self-Regulatory Organization “National Panel of Appraisers” 34 “V” Sofiyskaya Naberezhnaya, Moscow, Russia, 115035. Registration No. 01863 dated May 27th, 2009	Closed Joint-Stock Company “RUSSIAN APPRAISAL” (CJSC “ROSOTSENKA”) 123007, Moscow Horoshevskoye Shosse, 32A OGRN 1027700423915
53.	Shmelev Yury Yevgenyevich	Non-Profit Partnership “Self-Regulatory Organization “National Panel of Appraisers” 34 “V” Sofiyskaya Naberezhnaya, Moscow, Russia, 115035. Registration No. 00936 dated January 14th, 2008
54.	Neyman Yevgeny Iosifovich	All-Russian Public Organization “Russian Appraisers Association” office 5, 2A 1st Basmanny per., Moscow, Russia, 105066; Registration No. 000339 dated July 17th, 2007	Closed Joint-Stock Company “Development and Organization of Experts in Integrated Appraisal” (CJSC “ROSEKO”) office 23, 13 Hodynsky blvd, Moscow, Russia, 125252 OGRN: 1037739311257
55.	Markova Svetlana Gennadyevna	All-Russian Public Organization “Russian Appraisers Association” office 5, 2A 1st Basmanny per., Moscow, Russia, 105066 Registration No. 000448 dated July 24th, 2007
56.	Chernykh Nikolay Vyacheslavovich	All-Russian Public Organization “Russian Appraisers Association” office 5, 2A 1st Basmanny per., Moscow, Russia, 105066; Registration No. 00487 dated July 24th, 2007	Closed Joint-Stock Company “Development and Organization of Experts in Integrated Appraisal” (CJSC “ROSEKO”) office 23, 13 Hodynsky blvd, Moscow, Russia, 125252 OGRN: 1037739311257
57.	Suloyev Mikhail Ivanovich	All-Russian Public Organization “Russian Appraisers Association” office 5, 2A 1st Basmanny per., Moscow, Russia, 105066; Registration No. 000690 dated August 15th, 2007
58.	Ershov Vladimir Stepanovich	All-Russian Public Organization “Russian Appraisers Association” office 5, 2A 1st Basmanny per., Moscow, Russia, 105066; Registration No. 000423 dated July 24th, 2007
59.	Dzabiyev Vadim Ruslanovich	All-Russian Public Organization “Russian Appraisers Association” office 5, 2A 1st Basmanny per., Moscow, Russia, 105066; Registration No. 006616 dated May 26th, 2010	Closed Joint-Stock Company “Development and Organization of Experts in Integrated Appraisal” (CJSC “ROSEKO”) office 23, 13 Hodynsky blvd, Moscow, Russia, 125252 OGRN: 1037739311257
60.	Kogan Boris Vyacheslavovich	All-Russian Public Organization “Russian Appraisers Association” office 5, 2A 1st Basmanny per., Moscow, Russia, 105066; Registration No. 006617 dated May 26th, 2010
61.	Kostryukova (Staloverova) Alla Yuryevna	All-Russian Public Organization “Russian Appraisers Association” office 5, 2A 1st Basmanny per., Moscow, Russia, 105066; Registration No. 006098 dated November 5th, 2009

No.	First, middle and last	Full name and location of the self-regulatory	Full and abbreviated
	names of appraiser	organization of appraisers, number and date of the	names and location of
		appraiser’s registration in the register of the self-	the legal entity with
		regulatory organization of appraisers	which the appraiser
concluded an
employment agreement,
OGRN of such legal
entity
62.	Zuyev Denis Alexeyevich	Non-Profit Partnership “Community of Appraisers “SMAO” 74A Leningradskiy Prospect, Moscow, Russia, 125315; business center “Sokol Center”, 2nd floor. Registration No. 2136 dated March 17th, 2008	Limited Liability Company “Nexia Pacioli Consulting” (LLC “Nexia Pacioli Consulting”) 2 Malaya Polyanka, Moscow, Russia, 119180 OGRN 1047796989679
63.	Ivanov Alexander Sergeyevich	Non-Profit Partnership “Community of Appraisers “SMAO” 74A Leningradskiy Prospect, Moscow, Russia, 125315; business center “Sokol Center”, 2nd floor. Registration No. 1767 dated February 1st, 2008
64.	Romanova Svetlana Igorevna	Non-Profit Partnership “Community of Appraisers “SMAO” 74A Leningradskiy Prospect, Moscow, Russia, 125315; business center “Sokol Center”, 2nd floor. Registration No. 2227 dated April 4th, 2008
65.	Laferova Yulia Sergeyevna

Non-Profit Partnership “Self-Regulatory
Organization of Association of Russian Masters of Appraisal”, Business Center “Omega Plaza”, 19 Ul. Leninskaya Sloboda, Moscow, Russia, 115184 Registration No. 1050 dated January 28th, 2008

Limited Liability Company “Nexia Pacioli Consulting” (LLC “Nexia Pacioli Consulting”) 2 Malaya Polyanka, Moscow, Russia, 119180 OGRN 1047796989679
66.	Smirnova Olga Anatolyevna	Non-Profit Partnership “Community of Appraisers “SMAO” 74A Leningradskiy Prospect, Moscow, Russia, 125315; business center “Sokol Center”, 2nd floor. Registration No. 2280 dated April 18th, 2008
67.	Skvortsova Marina Vladimirovna	Non-Profit Partnership “Community of Appraisers “SMAO” 74A Leningradskiy Prospect, Moscow, Russia, 125315; business center “Sokol Center”, 2nd floor. Registration No. 1950 dated February 15th, 2008
68.	Studilo Irina Viktorovna	All-Russian Public Organization “Russian Appraisers Association” office 5, 2A 1st Basmanny per., Moscow, Russia, 105066; Registration No. 006049 dated October 15th, 2009	Limited Liability Company “Nexia Pacioli Consulting” (LLC “Nexia Pacioli Consulting”) 2 Malaya Polyanka, Moscow, Russia, 119180 OGRN 1047796989679
69.	Fatkullin Ilgiz Ildusovich	Non-Profit Partnership “Self-Regulatory Organization “National Panel of Appraisers” 34”V” Sofiyskaya Naberezhnaya, Moscow, Russia, 115035. Registration No. 00116 dated February 20th, 2008
70.	Shepel Olga Vasilyevna

Non-Profit Partnership “Self-Regulatory Organization of Association of Russian Masters of Appraisal”, 115184, Moscow,
Ul. Leninskaya Sloboda, 19, Business Center “Omega Plaza”
Registration No. 849 dated December 27th, 2007

71.	Kovalev Vyacheslav Sergeyevich	All-Russian Public Organization “Russian Appraisers Association” office 5, 2A 1st Basmanny per., Moscow, Russia, 105066; Registration No. 001803 dated December 11th, 2007

No.	First, middle and last	Full name and location of the self-regulatory	Full and abbreviated
	names of appraiser	organization of appraisers, number and date of the	names and location of
		appraiser’s registration in the register of the self-	the legal entity with
		regulatory organization of appraisers	which the appraiser
concluded an
employment agreement,
OGRN of such legal
entity
72.	Sarkisyan Akop Gurgenovich	All-Russian Public Organization “Russian Appraisers Association” office 5, 2A 1st Basmanny per., Moscow, Russia, 105066; Registration No. 000010 dated July 9th, 2007	Limited Liability Company “Ernst & Young – Value Consulting” (LLC “Ernst & Young – Value Consulting”) bldg. 1, 77 Sadovnicheskaya Nab., Moscow, Russia, 115035 OGRN 1027739030769
73.	Lafer Maria Lvovna	All-Russian Public Organization “Russian Appraisers Association” office 5, 2A 1st Basmanny per., Moscow, Russia, 105066; Registration No. 000678 dated August 15th, 2007
74.	Sorokin Nikolay Vasilyevich	All-Russian Public Organization “Russian Appraisers Association” office 5, 2A 1st Basmanny per., Moscow, Russia, 105066; Registration No. 000261 dated July 9th, 2007
75.	Kushlyansky Oleg Alexandrovich	All-Russian Public Organization “Russian Appraisers Association” office 5, 2A 1st Basmanny per., Moscow, Russia, 105066 Registration No. 01894 dated December 13th, 2007	Closed Joint-Stock Company “NP Consult” (CJSC “NP Consult”) 14 Dukhovskoy Per., Moscow, Russia, 115191 OGRN 1027700283566
76.	Beloshnichenko Andrey Mikhailovich	All-Russian Public Organization “Russian Appraisers Association” office 5, 2A 1st Basmanny per., Moscow, Russia, 105066; Registration No. 01859 dated December 13th, 2007
77.	Esina Galina Anatolyevna	All-Russian Public Organization “Russian Appraisers Association” office 5, 2A 1st Basmanny per., Moscow, Russia, 105066; Registration No. 3570 dated February 11th, 2008	Closed Joint-Stock Company “NP Consult” (CJSC “NP Consult”) 14 Dukhovskoy Per., Moscow, Russia, 115191 OGRN 1027700283566
78.	Pavlenko Dmitry Petrovich	All-Russian Public Organization “Russian Appraisers Association” office 5, 2A 1st Basmanny per., Moscow, Russia, 105066; Registration No. 3525 dated February 6th, 2008
79.	Suprunenko Galina Ivanovna	All-Russian Public Organization “Russian Appraisers Association” office 5, 2A 1st Basmanny per., Moscow, Russia, 105066 Registration No. 0005116 dated October 28th, 2008
80.	Kubatin Vladimir Ivanovich	All-Russian Public Organization “Russian Appraisers Association” office 5, 2A 1st Basmanny per., Moscow, Russia, 105066 Registration No. 0005115 dated October 28th, 2008	Closed Joint-Stock Company “NP Consult” (CJSC “NP Consult”) 14 Dukhovskoy Per., Moscow, Russia, 115191 OGRN 1027700283566
81.	Usachyova Elena Viktorovna	All-Russian Public Organization “Russian Appraisers Association” office 5, 2A 1st Basmanny per., Moscow, Russia, 105066 Registration No. 0005117 dated October 28th, 2008
82.	Gurevich Veniamin Lvovich	All-Russian Public Organization “Russian Appraisers Association” office 5, 2A 1st Basmanny per., Moscow, Russia, 105066 Registration No. 0001869 dated December 13th, 2007

8.7. A percentage of issue (additional issue) of securities that, if not placed, would result in the share issue being declared invalid, and the procedure for repaying funds transferred for payment for the securities of the issue (additional issue), if declared invalid.

There is no particular percentage of additional shares that, if not placed, would result in the share issue being declared invalid.

9. Terms of bonds redemption and income payment:

This paragraph shall apply only to bonds.

10. Information about the purchase of bonds

This paragraph shall apply only to bonds.

11. The procedure for disclosing information on the issue of securities by the Issuer:

     The Issuer shall disclose information at each stage of the share issue in the form of quarterly reports and corporate action announcements in accordance with Federal Law No. 39-FZ dated April 22nd, 1996 on the Securities Market (as amended), Federal Law No. 208-FZ dated December 26th, 1995 on Joint-Stock Companies (as amended), the Regulations on Information Disclosure by Securities Issuers approved by Order of the Russian Federal Service for Financial Markets No. 11-46/pz-n dated October 4th, 2011 (hereinafter referred to as the “Regulations”), the Resolution on the Additional Issue of Securities and the Prospectus.

     If on the date of an event to be disclosed by the Issuer as required by applicable federal laws and regulations of the federal agency for securities market another procedure and period for disclosure of such event take effect which differ from those provided by the Resolution on the Additional Issue of Securities and the Prospectus, information on such event shall be disclosed in a manner and within a period provided by federal laws and regulations of the federal agency for securities market having effect as of the date of such event.

     All information to be disclosed by the Issuer on the website in accordance with the Regulations and other regulations of the federal agency for securities market shall be available within the periods provided by such regulations on the web-page of the information distributor on the securities market - Interfax information agency (http://www.e-disclosure.ru/portal/company.aspx?id=379) and on the Issuer’s web site (www.fsk-ees.ru).

     The Issuer shall provide any interested person with access to the information contained in each notice, including in corporate action announcements published by the Issuer in accordance with the Regulations, as well as in the registered Resolution on the Additional Issue of Securities, the Prospectus and changes and/or amendments thereto, in the report on the results of the additional issue of securities, quarterly reports, other documents to be disclosed as required by Chapter VIII of the Regulations by placing the copies of such documents at the address (location) of the Issuer’s permanent executive body as stated in the Unified State Register of Legal Entities.

     The Issuer shall provide a copy of each statement, including a copy of each corporate action announcement published by the Issuer in accordance with the Regulations and a copy of the registered Resolution on the Additional Issue of Securities, the Prospectus and changes and/or amendments thereto, the report on the results of the additional issue of securities, copies of quarterly reports and other documents to be disclosed as required by Chapter VIII of the Regulations, to holders of the Issuer’s securities and other interested parties at their request for a fee not exceeding the cost of such copies within seven (7) days from the date of request.

     The copies of the documents, the period of retention of which by the Issuer in accordance with the laws of the Russian Federation is not permanent, shall be provided by the Issuer at the request of interested parties within the periods established for retention of such documents.

     The copies provided by the Issuer shall be certified by the Issuer’s authorized person.

     Should the last day of the period, during which the Issuer shall, in accordance with the Regulations, disclose information or provide a copy of the document containing information to be disclosed, fall on a non-business day and/or holiday, the date of expiration of such period shall be the business day immediately following such day.

The State registration of the issue (additional issue) of securities shall be followed by the registration of the prospectus. Procedure for disclosing information at each stage of the securities issue:

     1) At the stage of making a decision to place securities, information shall be disclosed by the Issuer by publishing the corporate action announcement “On Stages of the Issuer’s Securities Issue” in the newswire and on the websites of the information distributor on the securities market - information agency and the Issuer. Notification of the decision to place securities shall be published by the Issuer within the following period from the date of the minutes (date of expiration of the period established by the laws of the Russian Federation for drawing up the minutes) of the meeting of the Issuer’s authorized body which resolved to place securities:

-	in the newswire of the Interfax information agency: not later than within one (1) day;

-	on the web-page of the information distributor on the securities market - Interfax information agency (http://www.e-disclosure.ru/portal/company.aspx?id=379): not later than within two (2) days;

-	on the Issuer’s website (http://www.fsk-ees.ru): not later than within two (2) days.

     2) At the stage of approving the Resolution on the Additional Issue of Securities, information shall be disclosed by the Issuer by publishing the corporate action announcement “On Stages of the Issuer’s Securities Issue” in the newswire and on the websites of the information distributor on the securities market - information agency and the Issuer. Notification of the approval of the Resolution on the Additional Issue of Securities shall be published by the Issuer within the following period from the date of the minutes (date of expiration of the period established by the laws of the Russian Federation for drawing up the minutes) of the meeting of the Issuer’s authorized body that resolved on the additional placement of securities:

-	in the newswire of the Interfax information agency: not later than within one (1) day;

-	on the web-page of the information distributor on the securities market - Interfax information agency (http://www.e-disclosure.ru/portal/company.aspx?id=379): not later than within two (2) days;

-	on the Issuer’s website (http://www.fsk-ees.ru): not later than within two (2) days.

     3) Information on the State registration of the additional issue of securities shall be disclosed by the Issuer by publishing the corporate action announcement “On Stages of the Issuer’s Securities Issue” in the newswire and on the websites of the information distributor on the securities market - information agency and the Issuer. Notification of the State registration of the additional issue of equity securities shall be published by the Issuer within the following time periods starting from the date said notification is published on the website of the registration authority or from the date the Issuer receives a written notice from the registration authority of the State registration of the additional issue of securities delivered by post, fax or electronic mail or served against signature, whichever is the earlier:

-	in the newswire: not later than within one (1) day;

-	on the web-page of the information distributor on the securities market - Interfax information agency (http://www.e-disclosure.ru/portal/company.aspx?id=379): not later than within two (2) days;

-	on the Issuer’s website (http://www.fsk-ees.ru): not later than within two (2) days.

     Information on the website shall be published after its publication in the newswire.

     The text of the registered Resolution on the Additional Issue of Securities and the text of the registered Prospectus shall be published on the web-page of the information distributor on the securities market - Interfax information agency (http://www.e-disclosure.ru/portal/company.aspx?id=379) and on the Issuer’s website (http://www.fsk-ees.ru) not later than within two (2) days from the date information on the State registration of the additional issue of the Issuer’s securities is published on the registration authority’s website or from the date the Issuer receives a written notice of State registration of the additional issue of the Issuer’s securities from the registration authority delivered by post, fax or electronic mail or served against signature, whichever is the earliest.

     The text of the registered Resolution on the Additional Issue of Securities shall be available on the website from the date of expiration of the period established by the Resolution on its publication on the website or (if such text is published upon expiration of the above period) from the date of its publication on the website to the date of redemption (cancellation) of all securities of such issue.

     The text of the registered Prospectus shall be available on the website from the date of expiration of the period established by the Regulations on its publication on the website or (if such text is published on the website upon expiration of the above period) from the date of its publication on the website until the expiration of at least 5 years from the date the text of the registered report on the additional issue of securities is published on the website.

     Starting from the date of the State registration of the additional shares issue, all interested persons may have access to the Resolution on the Additional Issue of Securities and Prospectus and obtain copies thereof at the following address of JSC FGC UES: 5A, Akademika Chelomeya St., Moscow, Russian Federation, 117630, phone: (495) 710-92-02, fax: (495) 710-96-41, Issuer’s website: http://www.fsk-ees.ru, web-page of the information distributor on the securities market - Interfax information agency: http://www.e-disclosure.ru/portal/company.aspx?id=379.

    The Issuer shall provide copies of the above documents to holders of the Issuer’s securities and other interested persons at their request for a fee not exceeding the cost of such copy not later than within seven (7) days from the date of request.

    4) Not later than thirty (30) days after the State registration of additionally issued securities, the Issuer shall notify the persons enjoying the pre-emptive right to purchase additionally placed securities of the possibility of exercising said rights by publishing a notice in the Rossiyskaya Gazeta newspaper and by sending it by registered mail (or personal delivery) to each person specified in the list of persons authorized to purchase additionally placed shares.

    At the same time, the Issuer shall publish a notice of the possibility of exercising the pre-emptive rights to purchase shares on the web-page of the information distributor on the securities market - Interfax information agency: http://www.e-disclosure.ru/portal/company.aspx?id=379 and on the Issuer’s web site: www.fsk-ees.ru.

    5) Notification of the securities placement commencement date shall be published by the Issuer within the following time periods:

-	in the newswire of the Interfax information agency: not later than five (5) days prior to the securities placement commencement date;

-	on the web-page of the information distributor on the securities market - Interfax information agency (http://www.e-disclosure.ru/portal/company.aspx?id=379): not later than four (4) days prior to the securities placement commencement date;

-	on the Issuer’s website (http://www.fsk-ees.ru): not later than four (4) days prior to the securities placement commencement date.

    Information on the securities placement commencement date shall be disclosed by the Issuer in the form of the corporate action announcement “On Stages of the Issuer’s Securities Issue” within the following period from the securities placement commencement date:

-	in the newswire of the Interfax information agency: not later than within one (1) day;

-	on the web-page of the information distributor on the securities market - Interfax information agency (http://www.e-disclosure.ru/portal/company.aspx?id=379): not later than within two (2) days;

-	on the Issuer’s website (http://www.fsk-ees.ru): not later than within two (2) days.

     If the Issuer decides to change the securities placement commencement date, the notification of such change shall be published by the Issuer in the newswire and on the websites of the information distributor on the securities market - information agency and the Issuer. The Issuer shall publish the notification of the change of the securities placement commencement date within the following periods:

-	in the newswire of the Interfax information agency: not later than within one (1) day prior to such date;

-	on the web-page of the information distributor on the securities market - Interfax information agency (http://www.e-disclosure.ru/portal/company.aspx?id=379): not later than within one (1) day prior to such date;

-	on the Issuer’s website (http://www.fsk-ees.ru): not later than within one (1) day prior to such date.

    Information on the website shall be published after its publication in the newswire.

    6) Within one (1) day after summing up the results of exercising the pre-emptive right to purchase the shares, the Issuer shall disclose the relevant information in the newswire of the Interfax information agency, on the web-page of the information distributor on the securities market - Interfax information agency (http://www.e-disclosure.ru/portal/company.aspx?id=1) and on the Issuer’s web site (www.fsk-ees.ru). Such information shall specify the following:

-	kind, category (type) and form of securities to be placed;

-	securities offering price;

-	actual commencement and end dates of the pre-emptive right;

-	actual number of securities placed in favour of persons included in the list of persons enjoying the preemptive right to purchase additional shares;

-	number of shares to be offered to the general public.

    7) For the purpose of Share Purchase Agreements, the Issuer shall, at the time of disclosing information on the results of exercising the pre-emptive right to purchase securities, publish an Invitation to the general public to make Offers to purchase shares in the newswire of the Interfax information agency, on the web-page of the information distributor on the securities market - Interfax information agency (http://www.e-disclosure.ru/portal/company.aspx?id=7) and on the Issuer’s web site (www.fsk-ees.ru).

     8) If during the securities placement period the Issuer decides to change and/or amend the Resolution on the Additional Issue of Securities and/or Prospectus and/or if the Issuer receives during the securities placement period a written request (instruction, order) of the state body authorized under the laws of the Russian Federation to suspend the securities placement, the Issuer shall suspend the placement of securities and publish a notification of suspension of securities placement in the newswire and on the website.

     Notification of suspension of securities placement shall be published by the Issuer within the following time periods from the date of the minutes (from the expiration date as established by the laws of the Russian Federation for drawing up the minutes) of the meeting of the Issuer’s authorized management body that resolved to change and/or amend the Resolution on the Additional Issue of Securities and/or the Prospectus or, in the event of the change of the terms as established by the Resolution to Place Securities, from the date of the minutes (from the expiration date as established by the laws of the Russian Federation for drawing up the minutes) of the meeting of the Issuer’s authorized management body that resolved to change such terms, or from the date the Issuer receives a written request (instruction, order) from a competent authority to suspend the placement of securities delivered by post, fax or electronic mail or served against signature, whichever is the earlier:

-	in the newswire of the Interfax information agency: not later than within one (1) day;

-	on the web-page of the information distributor on the securities market - Interfax information agency (http://www.e-disclosure.ru/portal/company.aspx?id=379): not later than within two (2) days;

-	on the Issuer’s website (http://www.fsk-ees.ru): not later than within two (2) days.

     If the placement of securities is suspended due to the decision of the registrar to suspend the issue of securities, information on the suspension of securities placement shall be disclosed by the Issuer in the form of the corporate action announcement “On Suspension and Resumption of the Securities Issue”:

-	in the newswire of the Interfax information agency: not later than within one (1) day;

-	on the web-page of the information distributor on the securities market - Interfax information agency (http://www.e-disclosure.ru/portal/company.aspx?id=379): not later than within two (2) days;

-	on the Issuer’s website (http://www.fsk-ees.ru): not later than within two (2) days.

     The date of the corporate action announcement of suspension of the securities issue shall be the date when information on the suspension of the Issuer’s securities issue is published on the registration authority’s website or the date the Issuer receives a written notice from the registration authority on suspension of the securities issue delivered by post, fax or electronic mail or served against signature, whichever is the earlier.

     9) After the registration during the securities placement period of changes and/or amendments to the Resolution on the Additional Issue of Securities and/or Prospectus, taking decision on the refusal to register such changes and/or amendments, receipt during the securities placement period of written notice (order, decision) of the competent authority authorizing to resume the securities placement (termination of grounds for suspension of securities placement), the Issuer shall publish a notification of the resumption of the securities placement in the newswire, on the web-page of the information distributor on the securities market - Interfax information agency and on the Issuer’s web site.

     Notification of the resumption of the securities placement shall be published by the Issuer within the following periods from the date of publishing information on the registration of changes and/or amendments to the Resolution on the Additional Issue of Securities and/or to the Prospectus or on the refusal to register such changes and/or amendments on the website of the registration authority, or from the date the Issuer receives a written notice from the registration authority of the registration of changes and/or amendments to the Resolution on the Additional Issue of Securities or refusal to register such changes and/or amendments, or a written notice (order, decision) of a competent authority of the resumption of the securities placement (termination of grounds for suspension of securities placement) delivered by post, fax or electronic mail or served against signature, whichever is the earlier:

-	in the newswire of the Interfax information agency: not later than within one (1) day;

-	on the web-page of the information distributor on the securities market - Interfax information agency (http://www.e-disclosure.ru/portal/company.aspx?id=379): not later than within two (2) days;

-	on the Issuer’s website (http://www.fsk-ees.ru): not later than within two (2) days.

     If the placement of securities is resumed due to the decision of the registration authority to resume the issue of securities, the respective information shall be disclosed by the Issuer in the form of the corporate action announcement “On Suspension and Resumption of the Securities Issue”:

-	in the newswire of the Interfax information agency: not later than within one (1) day;

-	on the web-page of the information distributor on the securities market - Interfax information agency (http://www.e-disclosure.ru/portal/company.aspx?id=379): not later than within two (2) days;

-	on the Issuer’s website (http://www.fsk-ees.ru): not later than within two (2) days.

     The date of the corporate action announcement of resumption of the securities issue shall be the date when information on the resumption of the Issuer’s securities issue is published on the registration authority’s website or the date the Issuer receives a written notice from the registration authority of the resumption of the securities issue delivered by post, fax or electronic mail or served against signature, whichever is the earlier.

     No resumption of the securities placement is allowed until notification of the resumption of securities placement is published in the newswire and on the website.

     10) In the event of registration of changes to the Resolution on the Additional Issue of Securities and (or) the Prospectus, the Issuer shall publish the text of the registered changes to the Resolution on the Additional Issue of Securities and (or) the Prospectus on the web-page of the information distributor on the securities market - Interfax information agency (http://www.e-disclosure.ru/portal/company.aspx?id=10) and on the Issuer’s website (http://www.fsk-ees.ru) not later than within two (2) days from the date information on the registration of the specified changes is published on the registration authority’s website or from the date the Issuer receives a written notice from the registration authority of the registration of the specified changes delivered by post, fax or electronic mail or served against signature, whichever is the earliest. The text of changes to the Resolution on the Additional Issue of Securities and (or) the Prospectus published on the web-page of the information distributor on the securities market - Interfax information agency (http://www.e-disclosure.ru/portal/company.aspx?id=10) and on the Issuer’s website (http://www.fsk-ees.ru) shall specify the date of registration of the specified changes and the name of the registration authority that registered said changes.

     The text of registered changes to the Resolution on the Additional Issue of Securities shall be available on the website from the date of expiration of the period established by the Resolution on its publication on the website or (if such text is published upon expiration of the above period) from the date of its publication on the website to the date of redemption (cancellation) of all securities of such issue.

     The text of registered changes to the Prospectus shall be available on the website from the date of expiration of the period established by the Regulations on its publication on the website or (if such text is published on the website upon expiration of the above period) from the date of its publication on the website until the expiration of at least 5 years from the date the text of the registered report on the additional issue of securities is published on the website.

     11) The Issuer shall disclose information in the event that the issue (additional issue) of securities is recognized as invalid or void in the form of the corporate action announcement “On Recognition of the Issue (Additional Issue) of the Issuer’s Securities as Invalid or Void” within the following periods from such event:

-	in the newswire of the Interfax information agency: not later than within one (1) day;

-	on the web-page of the information distributor on the securities market - Interfax information agency (http://www.e-disclosure.ru/portal/company.aspx?id=379): not later than within two (2) days;

-	on the Issuer’s website (http://www.fsk-ees.ru): not later than within two (2) days.

     The date of the corporate action announcement of recognition of the issue (additional issue) of the Issuer’s securities as invalid, shall be the date when information on the recognition of the issue (additional issue) of the Issuer’s securities as invalid is published on the registration authority’s website or the date the Issuer receives a written notice from the registration authority of recognition of the issue (additional issue) of the Issuer’s securities as invalid delivered by post, fax or electronic mail or served against signature, whichever is the earlier.

     The date of the corporate action announcement of recognition of the issue (additional issue) of the Issuer’s securities as void shall be the date when the Issuer receives an effective judicial act (decision, decree, resolution) (the date of entry into force) on recognition of the issue (additional issue) of securities as void.

     12) Information on the securities placement end date shall be disclosed by the Issuer in the form of the corporate action announcement “On Stages of the Issuer’s Securities Issue” within the following period from the securities placement end date:

-	in the newswire of the Interfax information agency: not later than within one (1) day;

-	on the web-page of the information distributor on the securities market - Interfax information agency (http://www.e-disclosure.ru/portal/company.aspx?id=379): not later than within two (2) days;

-	on the Issuer’s website (http://www.fsk-ees.ru): not later than within two (2) days.

     13) Information on the State registration of the report on the results of the additional issue of securities shall be disclosed by the Issuer by publishing the corporate action announcement “On Stages of the Issuer’s Securities Issue.”

     The date of the corporate action announcement of the State registration of the report on the results of the additional issue of securities shall be the date when information on the State registration of the report on the results of the additional issue of securities is published on the registration authority’s website or the date the Issuer receives a written notice from the registration authority of the State registration of the report on the results of the additional issue of securities delivered by post, fax or electronic mail or served against signature, whichever is the earlier.

     The Issuer shall disclose information in the form of the corporate action announcement as follows:

-	in the newswire of the Interfax information agency: not later than within one (1) day;

-	on the web-page of the information distributor on the securities market - Interfax information agency (http://www.e-disclosure.ru/portal/company.aspx?id=379): not later than within two (2) days;

-	on the Issuer’s website (http://www.fsk-ees.ru): not later than within two (2) days.

     The text of the registered report on the results of the additional issue of securities shall be published on the web-page of the information distributor on the securities market - Interfax information agency (http://www.e-disclosure.ru/portal/company.aspx?id=379) and on the Issuer’s website (http://www.fsk-ees.ru) not later than within two (2) days from the date information on the State registration of the report on the results of the additional issue of the Issuer’s securities is published on the registration authority’s website or from the date the Issuer receives a written notice from the registration authority of the State registration of the report on the results of the additional issue of securities delivered by post, fax or electronic mail or served against signature, whichever is the earlier.

     The text of the registered report on the results of the additional issue of securities shall be available on the website during at least twelve (12) months from the date of expiration of the period established by the Regulations for its publication on the website or (if such text is published upon expiration of the above period) from the date of its publication on the website.

     14) The Issuer shall disclose information in the form of corporate action announcements as provided by Russian applicable laws, including regulations of the federal agency for the securities market.

The Issuer shall disclose information in the form of a corporate action announcement within the following periods from the date of the respective corporate action:

-	in the newswire of the Interfax information agency: not later than within one (1) day;

-	on the web-page of the information distributor on the securities market - Interfax information agency (http://www.e-disclosure.ru/portal/company.aspx?id=379): not later than within two (2) days;

-	on the Issuer’s website (http://www.fsk-ees.ru): not later than within two (2) days.

     Information on the website shall be published after its publication in the newswire.

     The texts of corporate action announcements shall be available on the web-page of the information distributor on the securities market - Interfax information agency (http://www.e-disclosure.ru/portal/company.aspx?id=379) and on the Issuer’s website (http://www.fsk-ees.ru) during at least twelve (12) months from the date of expiration of the period established by the Regulations for their publication on the website or (if such texts are published upon expiration of the above period) from the date of their publication on the website.

     15) The Issuer shall disclose information in the form of the Issuer’s quarterly reports as provided by Russian applicable laws, including regulations of the federal agency for the securities market.

     The quarterly report shall be prepared based on results of each quarter.

     The Issuer shall publish the text of the quarterly report on the websites of the security market informer – Interfax information agency (http://www.e-disclosure.ru/portal/company.aspx?id=379) and the Issuer (http://www.fsk-ees.ru) not later than within forty-five (45) days from the date of expiration of the relevant quarter.

     The text of the quarterly report shall be available on the web-page of the security market informer – Interfax information agency (http://www.e-disclosure.ru/portal/company.aspx?id=379) and the Issuer’s website during at least five (5) years from the date of expiration of the period established by the Regulations for its publication on the website or (if such text is published upon expiration of the above period) from the date of its publication on the website.

     Not later than within one (1) day from the date the quarterly report is published on the websites, a statement on the access to information contained in the quarterly report shall be published in the newswire.

     16) The Issuer shall disclose information as provided by section VIII of the Regulations (“Compulsory Disclosure of Information by Joint-Stock Companies”).

     The Issuer and/or the registrar that maintains the Issuer’s share register shall provide a copy of this resolution on the issue (additional issue) of securities to interested persons at their request for a fee not exceeding the cost of such copy.

12. Information on securing obligations under bonds of the issue (additional issue):

This paragraph shall apply only to bonds.

13. The Issuer’s obligation:

The Issuer shall secure the rights of security holders, provided that such holders observe the procedure for exercising such rights established by the legislation of the Russian Federation.

14. Obligation of persons that provided collateral for bonds to secure the issuer’s obligations to bond holders in the event of the issuer’s failure to perform its obligations or delay in the performance of obligations under bonds in accordance with the conditions of such collateral.

This paragraph shall apply only to bonds.

15. Other information as provided by the Standards:

None